[GRAPHIC OMITTED]


                                        SELIGMAN
                              ------------------
                                NEW TECHNOLOGIES
                                      FUND, INC.





                                                             ANNUAL REPORT
                                                           DECEMBER 31, 2001

                                                              -----o-----


                                                           SEEKING LONG-TERM

                                                        CAPITAL APPRECIATION BY

                                                        INVESTING IN COMPANIES

                                                        THAT HAVE THE POTENTIAL

                                                         TO PRODUCE TOMORROW'S

                                                             TECHNOLOGIES


                                                                 [LOGO]
                                                         J. & W. SELIGMAN & CO.
                                                              INCORPORATED
                                                            ESTABLISHED 1864

SELIGMAN -- TIMES CHANGE...VALUES ENDURE

J. & W. Seligman & Co. Incorporated is a firm with a long tradition of investment expertise, offering a broad array of investment choices to help today's investors seek their long-term financial goals.

[PHOTO OMITTED]

James, Jesse, and Joseph Seligman, 1870

TIMES CHANGE...
Established in 1864, Seligman has a history of providing financial services marked not by fanfare, but rather by a quiet and firm adherence to financial prudence. While the world has changed dramatically in the 138 years since Seligman first opened its doors, the firm has continued to offer its clients high-quality investment solutions through changing times.

In the late 19th century, as the country grew, Seligman helped finance the westward expansion of the railroads, the construction of the Panama Canal, and the launching of urban transit systems. In the first part of the 20th century, as America became an industrial power, the firm helped fund the growing capital needs of the nascent automobile and steel industries.

With the formation of Tri-Continental Corporation in 1929 -- today, the nation's largest diversified publicly-traded closed-end investment company -- Seligman began shifting its emphasis from investment banking to investment management. Despite the stock market crash and ensuing depression, Seligman was convinced of the importance that investment companies could have in building wealth for individual investors and began managing its first mutual fund in 1930.

In the decades that followed, Seligman has continued to offer forward-looking investment solutions, including equity funds that specialize in small companies, technology, or international securities, and bond funds that focus on high-yield issuers, US government bonds, or municipal securities.


....VALUES ENDURE
Seligman is proud of its distinctive past and of the traditional values that continue to shape the firm's business decisions and investment judgment. While much has changed over the years, the firm's commitment to providing prudent investment management that seeks to build wealth for clients over time is an enduring value that will guide Seligman in the new millennium.




TABLE OF CONTENTS
To the Stockholders ...................................  1
Interview With Your Portfolio Manager .................  2
Performance Overview ..................................  4
Portfolio Overview ....................................  5
Portfolio of Investments ..............................  7
Statement of Assets and Liabilities ................... 10
Statement of Operations AND Statements of
  Changes in Net Assets ............................... 11
Statement of Cash Flows ............................... 12
Notes to Financial Statements ......................... 13
Financial Highlights .................................. 18
Report of Independent Auditors ........................ 19
Federal Tax Status of 2001 Gain Distributions
  for Taxable Accounts AND For More
  Information ......................................... 20
Directors and Officers of the Fund .................... 21
Glossary of Financial Terms ........................... 25

TO THE STOCKHOLDERS

For the fiscal year ended December 31, 2001, Seligman New Technologies Fund posted a total return of -50.85% based on net asset value. During the same time, the technology market, as measured by the Goldman Sachs Technology Index, posted a total return of -28.69%. This index only measures the returns of the publicly traded technology market, and does not reflect the performance of venture capital companies, which are private. While there are no reliable indices for venture capital, there is ample evidence that overall returns for venture capital were even worse. Almost 40% of the Fund's assets were invested in venture capital on December 31, 2001.

The past year was difficult for technology and particularly for the venture capital market. Many subsectors of technology continued to struggle with large inventories, overcapacity, and weak demand. Venture capital companies faced an ongoing liquidity crunch. Valuations for many of these firms were reduced over the course of the year, and some have ceased operations.

Nearly all equity markets, however, suffered in 2001. The US economy slowed dramatically, and in the third quarter of 2001, gross domestic product (GDP) growth entered negative territory. In November, the National Bureau of Economic Research (NBER) declared that, by its measurements, the economy had entered a recession in March 2001. This marked the end of 10 years of economic expansion -- the longest on record.

The US Federal Reserve Board responded to the slowdown with a series of interest rate cuts, beginning with a surprise 50-basis-point cut on January 3. The Fed continued to cut rates aggressively throughout the year, including a 50-basis-point cut on September 17 -- the first trading day following the terrorist attacks. Markets bottomed on September 21 and have since staged an impressive rally, underscoring the remarkable resiliency of the US financial markets.

We believe that the fourth-quarter stock market rally -- which benefited technology stocks disproportionately -- is the beginning of a longer-term trend, and that stocks are poised to deliver stronger returns in 2002. While markets are likely to be volatile over the short term, there are fundamental positive factors setting the stage for a broad recovery. The Fed has cut its key federal funds target rate from 6.50% at the beginning of the year to 1.75% at year-end -- an extraordinary cut of more than 70%. In addition, Congress has approved a significant tax cut, energy prices have declined, home prices have remained remarkably stable, and consumer confidence remains strong.

As the economy begins to recover, we believe that the stock market will rebound. However, recovery for technology, and particularly for venture capital, is likely to lag other sectors. While we believe that many venture capital companies will survive this difficult time and thrive in the future, many others are likely to fail.

The Fund's management team has positioned the Fund to benefit from an economic recovery. It is important to remember that the technology sector is highly volatile and, in many cases, the success of venture capital may depend on continued sources of funding, and the strength and timing of the economic recovery.

Thank you for your support of Seligman New Technologies Fund. A discussion with your Portfolio Manager, as well as the Fund's investment results, portfolio of investments and financial statements, follows this letter.

By order of the Board of Directors,

/s/ WILLIAM C. MORRIS
---------------------
William C. Morris
Chairman




                           /s/ BRIAN T. ZINO
                           -----------------
                           Brian T. Zino
                           President



February 8, 2002

INTERVIEW WITH YOUR PORTFOLIO MANAGER,
STORM BOSWICK

Q: HOW DID SELIGMAN NEW TECHNOLOGIES FUND PERFORM DURING THE FISCAL YEAR ENDED DECEMBER 31, 2001?

A: For the fiscal year ended December 31, 2001, Seligman New Technologies Fund posted a total return of -50.85% based on net asset value. During the same time, the technology market, as measured by the Goldman Sachs Technology Index, posted a total return of -28.69%. Seligman has created a separate benchmark based on this index to measure the performance of the sectors in which the Fund primarily invests. This index, which we have called the Blended Index, posted a total return of -40.36%.

Q:  WHY DID THE FUND UNDERPERFORM ITS INDICES DURING THIS TIME?

A: A significant factor in the Fund's underperformance was its investments in venture capital, which are not reflected in these indices. Venture capital continued to operate within a very challenging environment. Investors have become more risk averse and credit conditions have become sharply tighter over the past year and a half. This has made securing additional financing difficult for many venture capital firms.

    The Fund's significant underperformance versus the Goldman Sachs Technology Index was due to the relative outperformance of the services and hardware subsectors -- sectors in which the Fund does not generally invest. We believe that our index, the Blended Index, is a more appropriate benchmark for the Fund.

    The primary reason the Fund lagged the Blended Index during the fiscal year was the write-downs in the private portfolio that were taken in 2001. We continually monitor the portfolio to ensure that carrying values reflect fair values. If a holding fails to meet projected results in any given quarter, we reduce its value in the portfolio. In the public market, which these indices reflect, stock prices tend to fall about six months in advance of a worsening operating environment. The portfolio's losses on the private side are generally somewhat behind the declines seen in the public market. This lag makes comparison on a relatively short-term basis (e.g., one year) difficult. If you look at the longest term possible for the Fund, which is since inception (July 27, 1999), the Fund has posted an average annual return of -17.61% based on net asset value, while the Blended Index has posted an average annual return of -22.45%.

Q: WHAT ECONOMIC AND MARKET FACTORS AFFECTED THE FUND'S PERFORMANCE DURING THIS TIME?

A: The past year continued to be difficult. High inventories, while being worked down, remained an issue in the face of continued soft demand. The events of September 11 worsened this already challenging environment. The shock to the greater economy, consumer confidence, and thus to four of the largest end markets for technology spending -- telecommunications, financial services, manufacturing, and retail -- likely delayed a demand-driven recovery by six to nine months.


   A TEAM APPROACH
   Seligman New Technologies Fund is managed by Storm Boswick. Mr. Boswick is assisted in the management of the Fund by a team of seasoned research professionals who develop relationships with technology industry executives, investment banks, and venture capital firms to identify opportunities that they believe offer the greatest potential for growth. The Seligman Technology Team is led by Paul H. Wick. Team members include Christopher Boova, Melissa Breakstone, Gregory Cote, Eli Davidoff, Ajay Diwan, Frank Fay, Claudia Francois, Thomas Hirschfeld, James Nguyen, Richard Parower, Sangeeth Peruri, Patrick Renda, Lawrence Rosso, Vishal Saluja, Reema Shah, Sushil Wagle, Steve Werber, and Lauren Wu.

INTERVIEW WITH YOUR PORTFOLIO MANAGER,
STORM BOSWICK

Q:  WHAT WAS YOUR STRATEGY DURING THIS DIFFICULT TIME?

A: We saw the environment of the past fiscal year as a buying opportunity. The market has been, and we believe will continue to be, volatile. We have tried to use this to the Fund's advantage by increasing or gaining exposure to the stocks of leading companies as valuations became more reasonable. We also took losses when necessary if companies underperformed expectations. Making these difficult decisions provided the Fund with a material tax-loss carryforward, which will give us greater flexibility in actively managing the portfolio as it appreciates.

Q:  HOW DID THE FUND'S VENTURE CAPITAL INVESTMENTS PERFORM DURING THIS TIME?

A: Venture capital continued to operate within a challenging environment and the Fund's venture capital investments continued to deliver disappointing results. However, we remain optimistic regarding the future success of the Fund's private portfolio. At year-end, almost 40% of the portfolio was invested in venture capital.

    Regardless of the challenges in the market today, our long-term outlook is positive. Founder entrepreneurs, who often lack the business cycle experience to deal with the transitions of their industries and consolidation, are relinquishing control to boards of directors and experienced professional managers. In addition, business metrics across all new technology sectors now focus on positive gross margins as opposed to perpetually unprofitable subscriber and customer acquisition.

Q: WHAT WERE THE BEST-PERFORMING SUBSECTORS WITHIN THE FUND'S PORTFOLIO DURING THIS TIME?

A: Cable television, cable-television equipment, electronic design automation software, and security software all held up relatively well throughout the technology recession because capital spending continued in these areas. They were also less negatively impacted by overcapacity than many other areas.

Q:  WHAT SUBSECTORS DELIVERED THE POOREST PERFORMANCES?

A: Optical networking and telecom equipment, wireless equipment and wireless software, and enterprise software were the poorest performing areas. These sectors were most negatively affected by overcapacity and recession-related cuts in spending.

Q: WHICH SECTORS ARE YOU CURRENTLY SEEKING TO GAIN MORE EXPOSURE TO? AND ARE THERE ANY SECTORS THAT YOU WILL BE MOVING AWAY FROM?

A: As we see attractive valuations, we currently plan to increase the Fund's exposure to wireless equipment, cable equipment and services, and semiconductors and capital equipment. We particularly like enterprise software and enterprise business infrastructure companies.

    We plan to continue to avoid telecommunication services and equipment because we do not believe that recovery is possible for this industry during 2002. It is likely to continue to struggle with overcapacity, deflation, and a debt-ridden capital structure for at least the next twelve months.

Q:  WHAT IS YOUR OUTLOOK?

A: We have just been through a very difficult time. However, we believe we are now entering a healthier environment. The capital market mania and dot-com frenzy that we saw at the end of the 1990s and early 2000 is behind us. Capital allocation -- in both the equity and debt markets -- now appears reserved for professional management teams running viable businesses, serving sound end markets. The inventory glut also seems nearly corrected. Demand from both consumers and businesses for technology continues to be weak, but we expect this to firm by mid-year.

    While we anticipate a much improved overall environment in 2002, we continue to believe that stock picking will be critical. The great companies and great stocks of tomorrow will be decided now and in coming quarters, where prudent fiscal management and measured risk taking should generate outsized market share gains and positioning advantage for leading companies across all industries. We are confident that Seligman's Technology Group is at an advantage in analyzing these criteria for leadership and success.

PERFORMANCE OVERVIEW


INVESTMENT RESULTS PER SHARE

TOTAL RETURNS
FOR PERIODS ENDED DECEMBER 31, 2001

                                                                    AVERAGE ANNUAL
                                                               ---------------------------
                                                                                  SINCE
                                                SIX              ONE            INCEPTION
                                              MONTHS*            YEAR             7/27/99
                                              --------          --------        ----------
With Sales Charge**                             (31.37)%         (52.32)%         (18.64)%
Without Sales Charge**                          (29.26)          (50.85)          (17.61)

Goldman Sachs Technology Index+                 (14.08)          (28.69)          (15.77)
Blended Index++                                 (20.00)          (40.36)          (22.45)

NET ASSET VALUE                            CAPITAL GAIN (LOSS) INFORMATION
December 31, 2001             $12.11       For the Year Ended December 31, 2001
June 30, 2001                  17.53       Paid             $0.268
December 31, 2000              25.23       Realized         (6.766)
                                           Unrealized       (7.498)0

   The rates of return will vary and the principal value of an investment will fluctuate. Shares, if redeemed, may be worth more or less than their original cost. Performance data quoted does not reflect the deduction of taxes that a stockholder may pay on Fund distributions or the redemption of Fund shares. Past performance is not indicative of future investment results. An investment in the Fund is not insured by the Federal Deposit Insurance Corporation or any other government agency.

   Investments in one economic sector, such as technology, may be subject to greater price fluctuations than owning a portfolio of diversified investments. In addition, the securities in which Seligman New Technologies Fund invests may be subject to greater government regulation, greater price fluctuation, and limited liquidity. The products of technology companies may be subject to severe competition and rapid obsolescence. The stocks of smaller companies may be subject to above-average risk. The Fund may invest in foreign technology stocks which may be subject to additional risks, including currency fluctuations, foreign taxation, differences in financial reporting practices, and rapid changes in political and economic conditions. Venture capital companies represent highly speculative investments by the Fund. There can be no assurances that any of the venture capital companies in which the Fund invests will complete public offerings or be sold, or, if such events occur, with respect to the timing or values of such offerings or sales. Changes in the Fund's net asset value may be more pronounced and more rapid than with other funds because of the Fund's emphasis on venture capital companies that are not publicly traded. The Fund's net asset value per share may change materially from day to day, including during the time between the date a repurchase offer is mailed and the due date for tendering shares, and during the period immediately after a repurchase is completed.


-------------
 *  Returns for periods of less than one year are not annualized.
** Return figures reflect any change in price per share and assume the investment of capital gain distributions. The returns are calculated with and without the effect of the initial 3% maximum sales charge.
 + The Goldman Sachs Technology Index is an unmanaged benchmark that assumes investment of dividends. It is a broad-based index of publicly owned
    US technology stocks, designed to measure the performance of the technology sector. The Goldman Sachs Technology Index excludes the effect of taxes, fees and sales charges. Investors cannot invest directly in an index.
++ The Blended Index is an index created by J. & W. Seligman & Co. Incorporated, the Fund's Manager, using four of the six sub-indices within the Goldman Sachs Technology Index. TheBlended Index consists of a 25% equal weighting in the following Goldman Sachs Technology Index sub-indices:
    Goldman Sachs Software Index (Symbol: GSO); Goldman Sachs Internet Index (Symbol: GIN); Goldman Sachs Multimedia Networking Index (Symbol: GIP); and Goldman Sachs Semiconductor Index (Symbol: GSM). The Manager selected these four sub-indices because, in its view, they better represent the sectors within the technology industry in which the Fund primarily invests. The Fund's holdings, however, are not evenly weighted among these four sectors, and the weighting of its holdings may differ significantly among these sectors. Material investments have been and may be made outside these sectors. The Fund is actively managed and its holdings are subject to change. The Blended Index excludes the effect of taxes, fees and sales charges. Investors cannnot invest directly in the index.
0 Represents the per share amount of net unrealized depreciation of portfolio securities as of December 31, 2001.

PORTFOLIO OVERVIEW

DIVERSIFICATION OF NET ASSETS
DECEMBER 31, 2001

                                                                                                         PERCENT OF NET ASSETS
                                                                                                             DECEMBER 31,
                                                                                                      ------------------------
                                                         ISSUES        COST                VALUE          2001         2000
                                                         -------   -------------       -------------  ------------------------
COMMON STOCKS:
   Capital Goods ....................................       2      $  5,653,773      $  4,913,709         1.8          --
   Commercial Services and Supplies .................       2         8,354,924         8,273,037         3.1         4.8
   Communications Equipment .........................      10        33,100,046        26,306,463         9.8         6.1
   Computers and Peripherals ........................       2         4,491,428         4,996,255         1.8         0.4
   Electronics Equipment and Instruments ............       3         8,329,162         6,934,564         2.6         2.1
   Internet Software and Services ...................      11        25,853,081        10,383,917         3.8         7.2
   IT Consulting and Services .......................       1         3,086,904         3,929,111         1.5         1.3
   Media ............................................       9        30,273,361        31,308,109        11.6         5.0
   Semiconductor Equipment and Products .............       8        17,980,830        17,687,813         6.6         9.5
   Software .........................................       5        18,894,520        16,239,779         6.0        12.7
   Telecommunication Services .......................       5        37,943,734        24,569,094         9.1         0.5
   Miscellaneous ....................................      --                --                --          --         4.2
                                                         ----      ------------     -------------       -----       -----
Total Common Stocks .................................      58       193,961,763       155,541,851        57.7        53.8
                                                         ----      ------------     -------------       -----       -----
CONVERTIBLE PREFERRED STOCKS:
   Commercial Services and Supplies .................       1         3,245,171                --          --          --
   Communications Equipment .........................      17        32,321,756        11,149,680         4.1         9.3
   Computers and Peripherals ........................       1         6,324,967                --          --         0.7
   Health Care ......................................       2         9,430,017        41,078,001        15.2         5.6
   Internet Software and Services ...................      35        97,758,186        12,791,702         4.8        15.4
   IT Consulting and Services .......................       4        11,587,898         8,288,117         3.1         2.1
   Media ............................................       1         3,107,437         3,786,950         1.4         0.5
   Software .........................................      20        56,706,791        24,118,718         8.9        10.0
   Telecommunication Services .......................       5         8,442,693           858,404         0.3         1.3
   Miscellaneous ....................................       1           306,494           293,744         0.1          --
                                                         ----      ------------     -------------       -----       -----
Total Convertible Preferred Stocks ..................      87       229,231,410       102,365,316        37.9        44.9
                                                         ----      ------------     -------------       -----       -----
LIMITED PARTNERSHIPS:
   Miscellaneous ....................................       5         5,467,272         4,245,245         1.6         0.8
                                                         ----      -------------    -------------       -----       -----
CONVERTIBLE PROMISSORY NOTES:
   Communications Equipment .........................       1           252,800           406,250         0.2         0.2
   Internet Software and Services ...................       3         1,408,210         1,403,975         0.5         0.3
   Software .........................................       5           596,647            57,500          --          --
                                                         ----      ------------     -------------       -----       -----
Total Convertible Promissory Notes ..................       9         2,257,657         1,867,725         0.7         0.5
                                                         ----      ------------     -------------       -----       -----
SHORT-TERM HOLDING AND
   OTHER ASSETS LESS LIABILITIES ....................       1         5,610,212         5,610,212         2.1          --
                                                         ----      ------------     -------------       -----       -----
NET ASSETS ..........................................     160      $436,528,314      $269,630,349       100.0       100.0
                                                         ====      ============     =============       =====       =====

LARGEST INDUSTRIES
DECEMBER 31, 2001

[Data below represent bar chart in printed piece.]

                             COMMUNICATIONS                  TELECOMMUNICATION
HEALTH CARE    SOFTWARE        EQUIPMENT          MEDIA          SERVICES
-----------    --------       -------------       -----      -----------------
$41,078,001   $40,415,997     $37,862,393     $35,095,059       $25,427,498

PORTFOLIO OVERVIEW

ALLOCATION OF INVESTMENTS
DECEMBER 31, 2001


[Figures below represents pie chart in the printed piece]

Venture Capital                     39.3%
Net Cash and Short Term Holdings     2.1%
Publily Traded Companies            58.6%




LARGEST PORTFOLIO HOLDINGS
DECEMBER 31, 2001


SECURITY                                       VALUE
-----------                            --------------------
GMP Companies (Series A) .............     $37,128,000
American Tower .......................      10,050,511
Crown Castle International ...........       8,063,400
Charter Communications (Class A) .....       7,201,817
Gateway Learning (Series D) ..........       5,765,768
Peregrine Systems ....................       5,640,171
Loudcloud ............................       5,266,773
Geographic Network Affiliates
   International (Series B) ..........       5,078,120
L.M. Ericsson Tel. (ADRs) ............       4,897,915
Cisco Systems ........................       4,878,369



LARGEST PORTFOLIO CHANGES
DURING PAST SIX MONTHS


TEN LARGEST PURCHASES                           TEN LARGEST SALES
-----------------------------------             --------------------------
Peregrine Systems*                              Nasdaq-100 Shares**
Charter Communications (Class A)*               AOL Time Warner
American Tower                                  SeaChange International**
i2 Technologies                                 Microchip Technology**
Comcast (Class A)*                              Polycom**
CIENA*                                          Western Digital**
Agere Systems*                                  Wind River Systems**
Mercury Interactive*                            Orbotech**
Comverse Technology*                            PMC-Sierra**
ONI Systems                                     Maxim Integrated Products**


Largest portfolio changes from the previous period to the current period are based on cost of purchases and proceeds from sales of securities, listed in descending order.



----------------
*  Position added during the period.
** Position eliminated during the period.

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2001


                                      SHARES         VALUE
                                    -----------   ------------
COMMON STOCKS  57.7%
CAPITAL GOODS  1.8%
American Power Conversion*           264,300      $  3,828,385
Capstone Turbine#                    200,800         1,085,324
                                                  ------------
                                                     4,913,709
                                                  ------------
COMMERCIAL SERVICES
   AND SUPPLIES  3.1%
Amdocs*                              133,500         4,534,995
CSG Systems International*            92,400         3,738,042
                                                  ------------
                                                     8,273,037
                                                  ------------
COMMUNICATIONS
   EQUIPMENT  9.8%
ADC Telecommunications*              302,000         1,390,710
CIENA*                               195,400         2,797,151
Cisco Systems*                       269,300         4,878,369
Comverse Technology*                 140,500         3,140,878
Corvis#                              235,440           759,294
L.M. Ericsson Tel.
   (ADRs) (Sweden)                   937,400         4,897,915
JDS Uniphase*                        459,300         3,984,428
Microtune*                            15,800           370,589
ONI Systems*                         415,000         2,612,425
Scientific-Atlanta                    61,600         1,474,704
                                                  ------------
                                                    26,306,463
                                                  ------------
COMPUTERS AND
   PERIPHERALS  1.8%
Mercury Computer Systems*             45,600         1,789,572
Sun Microsystems*                    260,600         3,206,683
                                                  ------------
                                                     4,996,255
                                                  ------------
ELECTRONICS EQUIPMENT AND
   INSTRUMENTS  2.6%
Arrow Electronics*                    29,100           870,090
Symbol Technologies                  285,300         4,530,564
Tektronix*                            59,500         1,533,910
                                                  ------------
                                                     6,934,564
                                                  ------------
INTERNET SOFTWARE AND
   SERVICES  3.8%
CNET Networks*                       137,200         1,228,626
Docent*                               91,318           288,565
Docent#                              478,989         1,513,605
e-centives#                          361,438           155,064
etang.com#                            71,457                --
iBEAM Broadcasting#                    1,774                75
Knowledge Mechanics Group#0        1,206,931             9,294
Loudcloud                          1,245,100         5,266,773
Shopfast# (Australia)                282,013         1,162,004
UGO Networks#                      2,217,544             3,548
Yahoo!*                               42,600           756,363
                                                  ------------
                                                    10,383,917
                                                  ------------
IT CONSULTING
   AND SERVICES  1.5%
J.D. Edwards#                        285,347         3,929,111
                                                  ------------

                                      SHARES         VALUE
                                    -----------   ------------
MEDIA  11.6%
AOL Time Warner*                      81,050      $  2,601,705
Charter Communications
   (Class A)*                        438,200         7,201,817
Comcast (Class A)*                   111,700         4,021,758
Echostar Communications*             104,600         2,872,839
Gemstar-TV Guide International*      124,200         3,437,856
Getty Images*                        134,900         3,111,469
Lamar Advertising*                    89,300         3,776,497
Liberty Digital (Class A)*           400,400         1,369,368
Liberty Media (Class A)*             208,200         2,914,800
                                                  ------------
                                                    31,308,109
                                                  ------------
SEMICONDUCTOR EQUIPMENT
   AND PRODUCTS  6.6%
Agere Systems*                       715,600         4,071,764
Anadigics*                           132,900         2,030,712
Chartered Semiconductor
   Manufacturing (ADRs)*
   (Singapore)                        56,800         1,499,804
Credence Systems*                    118,350         2,198,351
Lattice Semiconductor*               125,400         2,578,851
Micrel*                               49,000         1,285,515
Texas Instruments                     67,100         1,878,800
United Microelectronics
   (ADRs)* (Taiwan)                  223,335         2,144,016
                                                  ------------
                                                    17,687,813
                                                  ------------
SOFTWARE  6.0%
Avant!*                               93,400         1,914,233
Citrix Systems*                       29,200           661,818
i2 Technologies*                     532,200         4,207,041
Mercury Interactive*                 112,300         3,816,516
Peregrine Systems*                   380,450         5,640,171
                                                  ------------
                                                    16,239,779
                                                  ------------
TELECOMMUNICATION
   SERVICES  9.1%
American Tower                     1,061,300        10,050,511
Crown Castle International*          755,000         8,063,400
Qwest Communications
   International                     237,100         3,350,223
Rural Cellular*                       27,200           611,456
Western Wireless*                     88,250         2,493,504
                                                  ------------
                                                    24,569,094
                                                  ------------
TOTAL COMMON STOCKS
   (Cost $193,961,763)                             155,541,851
                                                  ------------

CONVERTIBLE PREFERRED
   STOCKS#  37.9%

COMMERCIAL SERVICES
   and SUPPLIES
Index Stock Imagery (Series F)(o)    648,000**             --
                                                  ------------


------------------
See footnotes on page 9.

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2001

                                      SHARES          VALUE
                                    -----------    -----------
COMMUNICATIONS
   EQUIPMENT  4.1%
Assentive Solutions (Series AA)      651,624+      $   246,156
BOPS (Series C)                      464,000                --
Broadxent (Series A) (Singapore)      51,480           102,960
Chorum Technologies (Series D)       694,992         1,042,488
Chorum Technologies (Series E)        47,652            71,478
Chorum Technologies (Series F)        36,538            57,730
Cielo Communications (Series C)      902,857         1,291,086
Geographic Network Affiliates
   International (Series A)0          63,200         1,015,624
Geographic Network Affiliates
   International (Series B)          316,000         5,078,120
Kestrel Solutions (Series D)         303,147                --
Metro-OptiX (Series B)                80,563           438,912
Metro-OptiX (Series C)                10,233            24,150
RC Networks (Series C)               210,667                --
Silicon Wave (Series C)            1,283,750         1,232,400
Silicon Wave (Series D)              187,310           179,818
V-Span (Series B)                     14,971           357,507
WaveSplitter Technologies
   (Series F)                         73,220            11,251
                                                  ------------
                                                    11,149,680
                                                  ------------
COMPUTERS AND
   PERIPHERALS
Internet Appliance
   Network (Series B)(o)           2,558,704                --
                                                  ------------
HEALTH CARE  15.2%
Bernard Technologies (Series D)(o) 1,436,364         3,950,001
GMP Companies (Series A)           1,092,000        37,128,000
                                                  ------------
                                                    41,078,001
                                                  ------------
INTERNET SOFTWARE AND
   SERVICES  4.8%
Achieva.com (Series D)             1,332,236           319,737
Adexa (Series C)                      98,003           276,368
Arzoon (Series C)                    133,333           127,720
Bill Gross' Idealab! (Series D)       63,200           632,000
Creative Planet (Series D)           816,567             4,483
Cyberbills (Series C)              2,553,191           184,085
EoExchange (Series D)(o)           2,271,028                --
ePolicy.com (Series B)               562,113           230,466
etang.com                             71,457                --
EXP Systems (Series C)               359,154           915,843
Homegain.com (Series C)              711,000         1,180,260
HomePoint (Series B)                  47,400                --
Infomediary Technology
   Solutions (Series A)            1,660,130+               --
Infomediary Technology
   Solutions (Series C)            1,338,776                --
Infomediary Technology
   Solutions (Series D)              109,090                --



                                      SHARES         VALUE
                                    -----------   -----------
INTERNET SOFTWARE AND
   SERVICES (CONTINUED)
Interactive Video Technologies
   (Series B)(o)                   2,334,091        $   79,593
Juniper Financial (Series B)         983,169         1,251,574
Knowledge Mechanics Group
   (Series B)(o)                     241,387             9,293
MaMaMedia (Series D)                 622,222             7,168
MarketFirst Software (Series D)    1,534,980                --
MarketFirst Software (Series E)      198,685+           67,235
Moai Technologies (Series D)         789,014            42,804
NeoPlanet (Series B)                 526,228         1,357,668
OurHouse (Series D)                1,316,666         1,263,999
The Petroleum Place (Series C)        68,505         2,438,778
Qpass (Series E)                     271,043           296,976
Qpass (Series F)                      94,464            97,298
QuinStreet (Series B)                166,102           136,204
RealNames (Series C)                 130,667            58,800
RealNames (Series E)                 840,000+          378,000
Techies.com (Series C)               743,529                --
UGO Networks (Series II)          14,508,107           435,243
Vcommerce (Series B)                 994,837           706,334
Vcommerce (Series C)                 135,600           101,700
Vividence (Series D)                  84,988           192,073
                                                  ------------
                                                    12,791,702
                                                  ------------

IT CONSULTING AND
   SERVICES  3.1%
Access Data (Series A)(o)          3,190,909         4,275,818
Complient (Series C1)                138,316           179,811
LifeMasters Supported
   SelfCare (Series E)               510,318         3,832,488
Nitorum (Series B)                   150,100                --
                                                  ------------
                                                     8,288,117
                                                  ------------
MEDIA  1.4%
Equity Securities Trust I 61/2%##     85,100         3,786,950
                                                  ------------
SOFTWARE  8.9%
Allegis (Series E)                   132,230           706,108
Biometric Access (Series A-1)         20,082+          123,213
Coventor (Series D)                  823,944         4,199,651
DecisionPoint Applications
   (Series C)                        269,231            24,231
Entegrity Solutions (Series D)       496,075            20,463
Enterworks (Series A)              2,747,826           632,000
EverAd (Series B)                  1,193,800           441,706
FlashPoint Technology
   (Series E)                      1,037,037                --
Gateway Learning (Series D)        1,441,442         5,765,768
Global Commerce Systems
   (Series A)                          1,746            19,573
Global Commerce Systems
   (Series D)                      1,125,148         3,566,719


-------------
See footnotes on page 9.

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2001

                                     SHARES,
                                   PARTNERSHIP
                                    INTEREST
                                 OR PRIN. AMT.        VALUE
                             ------------------   -----------

SOFTWARE (CONTINUED)
iBiquity Digital (Series A)        383,495 shs.   $  3,090,970
Lineo (Series B)                   266,667             229,334
Lineo (Series C)                   333,333             313,333
Lineo (Series F)                    37,648+             29,742
Network Specialists (Series A)     231,275             312,221
NeuVis (Series D)(o)            36,647,446           1,099,423
NeuVis (Series E)(o)            21,090,630           1,098,316
ProAct Technologies
   (Series C)                    1,600,000           1,325,088
Sensable Technologies
   (Series C)                      489,458           1,120,859
                                                  ------------
                                                    24,118,718
                                                  ------------
TELECOMMUNICATION
   SERVICES  0.3%
ART Advanced Recognition
   Technologies (Series D)       1,312,000             682,240
fusionOne (Series D)               345,420             176,164
Go Solo Technologies
   (Series A)                    2,500,000                  --
Go Solo Technologies
   (Series B)                    5,775,862                  --
w-Technologies (Series A)          240,233                  --
                                                  ------------
                                                       858,404
                                                  ------------
MISCELLANEOUS  0.1%
Far Blue (Series E)
   (United Kingdom)                202,053             293,744
                                                  ------------

TOTAL CONVERTIBLE
   PREFERRED STOCKS
   (Cost $229,231,410)                             102,365,316
                                                 -------------

LIMITED
   PARTNERSHIPS#  1.6%
   (Cost $5,467,272)

MISCELLANEOUS  1.6%
Asia Internet
   Capital Ventures            $   336,174             285,835
Compass Venture Partners           404,999             367,869
Edison Venture Fund IV           2,008,992           2,035,792
InnoCal II                         845,928             704,124
Walden VC II                     1,845,572             851,625
                                                  ------------
                                                     4,245,245
                                                  ------------

CONVERTIBLE PROMISSORY
   NOTES++  0.7%

COMMUNICATIONS EQUIPMENT  0.2%
Geographic Network Affiliates
   International 9%,
   due 5/5/2002                    252,800+            406,250
                                                  ------------

                                    PRIN. AMT.         VALUE
                                  --------------  ------------

INTERNET SOFTWARE AND
   SERVICES  0.5%
Techies.com:
   9%, payable on demand             $771,976+       $ 771,976
   9%, due 2/20/2006                  421,333          421,333
   9%, due 2/20/2008                  210,666          210,666
                                                  ------------
                                                     1,403,975
                                                  ------------

SOFTWARE
Go Solo Technologies:
   8%, due 6/15/2001(oo)               29,647               --
   8%, due 6/19/2001(oo)              117,500               --
   8%, due 6/22/2001(oo)              252,000               --
   8%, due 7/22/2001(oo)              140,000               --
   8%, due 8/10/2001(ooo)              57,500           57,500
                                                  ------------
                                                  $     57,500
                                                  ------------
TOTAL CONVERTIBLE
   PROMISSORY NOTES
   (Cost $2,257,657)                                 1,867,725
                                                  ------------
REPURCHASE
   AGREEMENT  2.2%
   (Cost $5,900,000)                              $  5,900,000
                                                  ------------

TOTAL INVESTMENTS  100.1%
   (Cost $436,818,102)                             269,920,137

OTHER ASSETS
   LESS LIABILITIES  (0.1)%                           (289,788)
                                                  ------------
NET ASSETS  100.0%                                $269,630,349
                                                  ============
-----------
   *  Non-income producing security.
  **  Options attached.
   #  Restricted and non-income producing security unless noted.
  ##  Unrestricted and income producing security.
 (o) Affiliated issuer (Fund's holding representing 5% or more of the outstanding voting securities).
(oo)  Security in default.
(ooo) Secured debt.
   +  Warrants attached.
  ++  Restricted.

See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2001

ASSETS:
Investments, at value:
  Common stocks (cost $193,961,763) ...........................................       $155,541,851
  Convertible preferred stocks* (cost $229,231,410) ...........................        102,365,316
  Limited partnerships (cost $5,467,272) ......................................          4,245,245
  Convertible promissory notes (cost $2,257,657) ..............................          1,867,725
  Repurchase agreement (cost $5,900,000) ......................................          5,900,000      $ 269,920,137
                                                                                  ----------------
Cash ............................................................................................             340,409
Receivable for securities sold ..................................................................             736,207
Receivable for interest .........................................................................             162,349
Expenses prepaid to stockholder service agent ...................................................              62,360
Other ...........................................................................................             162,213
                                                                                                        -------------
TOTAL ASSETS ....................................................................................         271,383,675
                                                                                                        -------------

LIABILITIES:
Payable for securities purchased ................................................................             721,546
Management fee payable ..........................................................................             448,212
Accrued expenses and other ......................................................................             583,568
                                                                                                        -------------
TOTAL LIABILITIES ...............................................................................           1,753,326
                                                                                                        -------------
NET ASSETS ......................................................................................        $269,630,349
                                                                                                        =============

COMPOSITION OF NET ASSETS:
Common Stock, at par ($0.01 par value; 100,000,000 shares authorized;
  22,260,132 shares outstanding): ...............................................................       $     222,601
Additional paid-in capital ......................................................................         587,220,884
Accumulated net investment loss .................................................................             (11,228)
Accumulated net realized loss ...................................................................        (150,903,943)
Net unrealized depreciation of investments                                                               (166,897,965)
                                                                                                        -------------
NET ASSETS ......................................................................................       $ 269,630,349
                                                                                                        =============

NET ASSET VALUE PER SHARE .......................................................................              $12.11
                                                                                                               ======

------------
* Includes affiliated issuers (issuers in which the Fund's holdings represent 5% or more of the outstanding voting securities) with a cost of $44,654,339 and a value of $11,537,362.

See Notes to Financial Statements.

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2001

INVESTMENT INCOME:
Interest ......................................................................      $     941,316
Dividends (net of foreign taxes withheld of $5,044) ...........................             19,963
                                                                                     -------------
TOTAL INVESTMENT INCOME ..........................................................................         $ 961,279

EXPENSES:
Management fee ................................................................          8,232,432
Stockholder servicing fees ....................................................          2,041,873
Stockholder account services ..................................................            808,195
Stockholder reports and communications ........................................            169,815
Auditing and legal fees .......................................................            117,857
Custody and related services ..................................................             67,961
Directors' fees and expenses ..................................................             44,140
Miscellaneous .................................................................             22,325
                                                                                     -------------
TOTAL EXPENSES ..................................................................................         11,504,598
                                                                                                       -------------
NET INVESTMENT LOSS .............................................................................        (10,543,319)

NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS:
Net realized loss on investments                                                      (150,620,057)
Net change in unrealized depreciation of investments                                  (151,345,493)
                                                                                     -------------
NET LOSS ON INVESTMENTS .........................................................................       (301,965,550)
                                                                                                       -------------
DECREASE IN NET ASSETS FROM OPERATIONS ..........................................................      $(312,508,869)
                                                                                                       =============

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                         YEAR ENDED DECEMBER 31,
                                                                                    ---------------------------------
                                                                                        2001               2000
                                                                                    ---------------   ---------------
OPERATIONS:
Net investment loss ............................................................     $ (10,543,319)   $  (23,475,301)
Net realized gain/loss on investments ..........................................      (150,620,057)       70,343,060
Net change in unrealized appreciation/depreciation of investments ..............      (151,345,493)     (218,496,432)
                                                                                     -------------    --------------
DECREASE IN NET ASSETS FROM OPERATIONS .........................................      (312,508,869)     (171,628,673)
                                                                                     -------------    --------------

DISTRIBUTIONS TO STOCKHOLDERS:
Net realized short-term gain on investments* ...................................          (891,284)     (143,352,150)
Net realized long-term gain on investments .....................................        (4,934,671)               --
                                                                                     -------------    --------------
DECREASE IN NET ASSETS FROM DISTRIBUTIONS ......................................        (5,825,955)     (143,352,150)
                                                                                     -------------    --------------

                                                                  SHARES
                                                        --------------------------
                                                          YEAR ENDED DECEMBER 31,
                                                        --------------------------
                                                            2001          2000
                                                        ------------   -----------
CAPITAL SHARE TRANSACTIONS:
Shares issued in payment of gain distributions .........     496,298     3,791,387       5,533,686       138,984,452
Shares repurchased .....................................  (4,485,610)   (1,788,520)    (79,736,370)      (67,122,683)
                                                          ----------    ----------    ------------     -------------
INCREASE (DECREASE) IN NET ASSETS FROM
   CAPITAL SHARE TRANSACTIONS ..........................  (3,989,312)    2,002,867     (74,202,684)       71,861,769
                                                          ----------    ----------    ------------     -------------
DECREASE IN NET ASSETS ..........................................................     (392,537,508)     (243,119,054)

NET ASSETS:
Beginning of year .................................................................    662,167,857       905,286,911
                                                                                     -------------     -------------
END OF YEAR (net of accumulated net investment loss
   of $11,228 and $7,344, respectively) ...........................................  $ 269,630,349     $ 662,167,857
                                                                                     =============     =============

------------------
* For tax purposes, these distributions are considered ordinary income. See Notes to Financial Statements.

STATEMENT OF CASH FLOWS
FOR THE YEAR ENDED DECEMBER 31, 2001

CASH FLOWS FROM OPERATING ACTIVITIES:
  Net decrease in net assets from operations ...................................     $(312,508,869)
  Adjustments to reconcile net decrease in net assets from
   operations to net cash provided by operating activities:
     Cost of purchases of investment securities ................................      (498,382,981)
     Proceeds from disposition of investment securities ........................       594,797,450
     Purchases/maturities of short-term investment securities, net .............        (5,900,000)
     Increase in interest receivable ...........................................           (60,523)
     Decrease in receivable for securities sold ................................        33,358,942
     Increase in other assets ..................................................          (128,616)
     Decrease in payable for securities purchased ..............................       (27,695,349)
     Decrease in accrued expenses and other ....................................        (1,434,034)
     Net change in unrealized depreciation of investments ......................       151,345,493
     Net realized loss on investments ..........................................       150,620,057
                                                                                     -------------
NET CASH PROVIDED BY OPERATING ACTIVITIES ......................................        84,011,570
                                                                                     -------------

CASH FLOWS FROM FINANCING ACTIVITIES:
  Distribution to stockholders .................................................          (292,269)
  Payment for shares of Common Stock repurchased ...............................       (79,736,370)
  Repayment of bank overdraft ..................................................        (3,642,522)
                                                                                     -------------
NET CASH USED IN FINANCING ACTIVITIES ..........................................       (83,671,161)
                                                                                     -------------

Net increase in cash ...........................................................           340,409
Cash balance at beginning of year ..............................................                --
                                                                                     -------------
CASH BALANCE AT END OF YEAR ....................................................     $     340,409
                                                                                     =============

Supplemental disclosure of cash flow information:
Non-cash financing activities not included above consist of shares issued in payment of capital gain distributions of $5,533,686.

---------------------
See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS


1. SIGNIFICANT ACCOUNTING POLICIES -- The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the Fund:

a. SECURITY VALUATION -- Investments in convertible securities and common stocks are valued at current market values or, in their absence, at fair values determined in good faith in accordance with procedures approved by the Board of Directors. Securities traded on an exchange are valued at last sales prices or, in their absence and in the case of over-the-counter securities, at the mean of bid and asked prices. Short-term holdings maturing in 60 days or less are valued at amortized cost.

     The Fund may invest in equity securities of privately owned technology companies that plan to conduct an initial public offering within a period of several months to three years from the time the Fund makes its investment. These are referred to as venture capital companies. Such investments are valued at fair value, which is cost unless J. & W. Seligman & Co. Incorporated (the "Manager") determines, pursuant to the Fund's valuation procedures, that such a valuation is no longer appropriate. Examples of cases where cost (or a previously determined value) may no longer be appropriate include sales of similar securities to third parties at different prices, if a venture capital company in which the Fund invests undertakes an initial public offering, or if the company's operating results vary from projected results. In such situations, the Fund's investment is revalued in a manner that the Manager, following procedures approved by the Board of Directors, determines best reflects its fair value. In addition, the Fund may hold restricted securities of a class that have been sold to the public. The fair valuation of these restricted securities is often the market value of the publicly traded shares less a discount to reflect contractual or legal restrictions limiting resale.

     At December 31, 2001, market quotations were not readily available for securities valued at $105,847,595 (39.3% of net assets). Because of the inherent uncertainty of valuation, the estimated values may differ significantly from the values that would have been used had a ready market for the securities existed.

b. Foreign Currency Transactions -- The books and records of the Fund are maintained in US dollars. The market value of investment securities, other assets, and liabilities denominated in foreign currencies are translated into US dollars at the daily rate of exchange as reported by a pricing service. Purchases and sales of investment securities, income, and expenses are translated into US dollars at the rate of exchange prevailing on the respective dates of such transactions.

     The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

c. TAXES -- There is no provision for federal income tax. The Fund has elected to be taxed as a regulated investment company and intends to distribute substantially all taxable net income and net gain realized. Withholding taxes on foreign dividends and interest have been provided for in accordance with the Fund's understanding of the applicable country's tax rules and rates.

d. SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME -- Investment transactions are recorded on trade dates. Identified cost of investments sold is used for both financial statement and federal income tax purposes. Dividends receivable and payable are recorded on ex-dividend dates. Interest income is recorded on an accrual basis.

e. REPURCHASE AGREEMENTS -- The Fund may enter into repurchase agreements with commercial banks and with broker/dealers deemed to be creditworthy by the Manager. Securities received as collateral subject to repurchase agreements are deposited with the Fund's custodian and, pursuant to the terms of the repurchase agreements, must have an aggregate market value greater than or equal to the repurchase price plus accrued interest at all times. Procedures have been established to monitor, on a daily basis, the market value of repurchase agreements' underlying securities to ensure the existence of the proper level of collateral. The repurchase agreement held as of December 31, 2001 matured pursuant to its terms.

f. DISTRIBUTIONS TO STOCKHOLDERS -- The treatment for financial statement purposes of distributions made to stockholders during the year from net investment income or net realized gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense, or realized capital gain; and the recharacterization of foreign exchange gains or losses to either ordinary income or realized capital gains for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of net assets based on their ultimate characterization for federal income tax purposes. Any such reclassification will have no effect on net investment assets, results of operations, or net asset value per share of the Fund.

2. PURCHASES AND SALES OF SECURITIES -- Purchases and sales of portfolio securities, excluding short-term investments, for the year ended December 31, 2001 amounted to $498,382,981 and $594,797,450, respectively.

   At December 31, 2001, the cost of investments for federal income tax purposes was $439,199,100. The tax basis cost was greater than the cost for financial reporting purposes due to the tax deferral of losses on wash sales in the amount of $2,380,998. The tax basis gross unrealized appreciation and depreciation of portfolio securities were $45,882,465 and $215,161,428, respectively.

3. REPURCHASE OFFERS -- To provide investors with a limited degree of liquidity, the Fund makes quarterly offers to repurchase its shares. Repurchase offers are limited to 5% of the number of the Fund's outstanding shares on the date the repurchase requests are due. The Fund may repurchase more

NOTES TO FINANCIAL STATEMENTS


than 5% (but not more than 25%) of its shares in any quarter with the approval of the Fund's Board of Directors. In the event the repurchase offer is oversubscribed, the Fund may, but is not required to, repurchase additional shares, but only up to a maximum of 2% of the outstanding shares of the Fund. If the Fund determines not to repurchase additional shares, it will repurchase shares on a pro rata basis. The repurchase price is equal to the net asset value per share on the date specified in the notice of repurchase. The repurchase pricing date may be as much as fourteen days after the date that the repurchase requests are due. Payment of the repurchase price is generally made on the third business day after the repurchase pricing date, but the payment may be made as much as seven days after such pricing date.

   During the year ended December 31, 2001, the Fund completed four quarterly repurchase offers, one which commenced in December 2000 and was completed in January 2001, one which commenced in March 2001 and was completed in April 2001, one which commenced in June 2001 and was completed in July 2001, and one which commenced in September 2001 and was completed in October 2001. In each offer, the Fund offered to repurchase 5% of the number of its outstanding shares on the date the repurchase requests were due. The results of each repurchase offer were as follows:
                            PERCENT OF
                         SHARES TENDERED        REPURCHASE
REPURCHASE DATE         AND REPURCHASED           AMOUNTS
----------------        ----------------        ------------
January 12, 2001              3.0%              $19,971,288
April 12, 2001                5.1                25,130,024
July 13, 2001                 5.8                22,907,142
October 12, 2001              4.5                11,727,916

   The Fund repurchased all shares tendered in the April and July 2001 offers. In addition, on January 11, 2002, the Fund repurchased 3.1% of its shares for $8,089,493.

4. MANAGEMENT FEE, STOCKHOLDER SERVICING FEE, AND OTHER TRANSACTIONS -- The Manager manages the affairs of the Fund and provides the necessary personnel and facilities. Compensation of all officers of the Fund, all directors of the Fund who are employees of the Manager, and all personnel of the Fund and the Manager is paid by the Manager. The Manager receives a fee, calculated daily and payable monthly, equal to 2.00% per annum of the Fund's average daily net assets.

   Brokers or dealers that sold shares of the Fund or that maintain accounts for stockholders can enter into agreements with the Fund and receive a continuing fee of up to 0.50% on an annual basis, payable quarterly, of the average daily net assets attributable to Fund shares owned by customers of the particular broker or dealer for providing personal services and/or the maintenance of stockholder accounts. For the year ended December 31, 2001, such fees aggregated $2,041,873 or 0.50% per annum of the Fund's average daily net assets.

Seligman Data Corp., which is owned by certain associated investment companies, charged the Fund at cost $808,195 for stockholder account services in accordance with a methodology approved by the Fund's directors. Costs of Seligman Data Corp. directly attributable to the Fund were charged to the Fund. The remaining charges were allocated to the Fund by Seligman Data Corp. pursuant to a formula based on the Fund's net assets, stockholder transaction volume and number of stockholder accounts.

   Certain officers and directors of the Fund are officers or directors of the Manager and/or Seligman Data Corp.

   The Fund has a compensation arrangement under which directors who receive fees may elect to defer receiving such fees. Directors may elect to have their deferred fees accrue interest or earn a return based on the performance of certain other funds in the Seligman Group of Investment Companies. The cost of such fees and earnings accrued thereon is included in directors' fees and expenses, and the accumulated balance thereof at December 31, 2001, of $11,228 is included in other liabilities. Deferred fees and related accrued earnings are not deductible for federal income tax purposes until such amounts are paid.

5. CAPITAL LOSS CARRYFORWARD AND OTHER TAX ADJUSTMENTS -- At December 31, 2001, the Fund had a net capital loss carryforward for federal income tax purposes of $79,808,077, which is available for offset against future taxable net capital gains, expiring in 2009. The amount was determined after adjustments for certain differences between financial reporting and tax purposes, such as wash sale losses. Accordingly, no capital gain distributions are expected to be paid to stockholders until net capital gains have been realized in excess of the available capital loss carryforward.

   In addition, the Fund elected to defer to January 1, 2002, the recognition for tax purposes of net losses of $68,722,780 realized on sales of investments after October 31, 2001. These losses will be available to offset future taxable net gains.

6. RESTRICTED SECURITIES -- At December 31, 2001, the Fund owned private placement investments that were purchased through private offerings and cannot be sold without prior registration under the Securities Act of 1933 or pursuant to an exemption therefrom. In addition, the Fund has generally agreed to further restrictions on the disposition of these holdings as set forth in various agreements entered into in connection with the purchase of these investments. These investments are valued at fair value as determined in accordance with procedures approved by the Board of Directors of the Fund. The acquisition dates of these investments, along with their cost and values at December 31, 2001, are as follows:

INVESTMENTS                           ACQUISITION DATE         COST              VALUE
-----------                           ----------------         ----              -----
Convertible Preferred Stocks:
   Access Data (Series A)                   3/29/00         $ 5,265,000      $ 4,275,818
   Achieva.com (Series D)             9/20/00 to 10/19/00     2,717,761          319,737
   Adexa (Series C)                         8/24/00           1,244,950          276,368

NOTES TO FINANCIAL STATEMENTS

INVESTMENTS                                                   ACQUISITION DATE            COST                     VALUE
-----------                                                   ----------------            ----                     -----
Convertible Preferred Stocks: (CONTINUED)
   Allegis (Series E)                                              8/31/00             $ 1,623,784               $ 706,108
   ART Advanced Recognition Technologies (Series D)                12/6/99               3,285,655                 682,240
   Arzoon (Series C)                                               4/11/00               1,000,369                 127,720
   Assentive Solutions (Series AA)*                                8/12/99               3,362,047                 246,156
   Bernard Technologies (Series D)                                 11/8/99               3,957,011               3,950,001
   Bill Gross' Idealab! (Series D)                                12/22/99               6,320,936                 632,000
   Biometric Access (Series A-1)*                                  10/4/00                 257,037                 123,213
   BOPS (Series C)                                                  6/8/00               1,161,321                      --
   Broadxent (Series A)                                             5/2/00                 231,660                 102,960
   Chorum Technologies (Series D)                                 11/10/99               3,244,092               1,042,488
   Chorum Technologies (Series E)                                   9/8/00                 821,521                  71,478
   Chorum Technologies (Series F)                                  9/21/01                  57,730                  57,730
   Cielo Communications (Series C)                                11/17/99               3,164,385               1,291,086
   Complient (Series C1)                                           6/23/00                 656,629                 179,811
   Coventor (Series D)                                              3/8/00               5,265,002               4,199,651
   Creative Planet (Series D)                                      7/10/00                 613,152                   4,483
   Cyberbills (Series C)                                           3/21/00               2,417,562                 184,085
   DecisionPoint Applications (Series C)                           4/20/00               1,751,523                  24,231
   Entegrity Solutions (Series D)                                  2/16/00               3,163,621                  20,463
   Enterworks (Series A)                                          12/30/99               3,160,000                 632,000
   EoExchange (Series D)                                          10/15/99               4,863,737                      --
   ePolicy.com (Series B)                                           5/2/00               1,999,998                 230,466
   EverAd (Series B)                                               2/16/00               3,163,437                 441,706
   EXP Systems (Series C) (formerly EXP.com)                        6/6/00               2,054,361                 915,843
   Far Blue (Series E)                                              7/26/00                306,494                 293,744
   FlashPoint Technology (Series E)                                9/10/99               4,202,954                      --
   fusionOne (Series D)                                      9/13/00 to 10/11/00         1,875,631                 176,164
   Gateway Learning (Series D)                                     3/22/00               6,400,003               5,765,768
   Geographic Network Affiliates International (Series A)         12/29/99               6,320,000               1,015,624
   Geographic Network Affiliates International (Series B)         12/17/01                      --                5,078,120
   Global Commerce Systems (Series A)                               4/6/00                  30,005                  19,573
   Global Commerce Systems (Series D)                               4/6/00               5,469,986               3,566,719
   GMP Companies (Series A)                                        9/15/99               5,473,006              37,128,000
   Go Solo Technologies (Series A)                                  4/3/00               2,400,953                      --
   Go Solo Technologies (Series B)                                12/22/00                      --                      --
   Homegain.com ( Series C)                                       12/29/99               7,110,000               1,180,260
   HomePoint (Series B)                                            1/10/00               3,160,158                      --
   iBiquity Digital (Series A)                                     1/19/00               3,559,221               3,090,970
   Index Stock Imagery (Series F)                                  3/20/00               3,245,171                      --
   Infomediary Technology Solutions (Series A)*                    10/6/00               1,001,515                      --
   Infomediary Technology Solutions (Series C)                     9/22/99               3,287,004                      --
   Infomediary Technology Solutions (Series D)                      2/3/00                 659,995                      --
   Interactive Video Technologies (Series B)                      12/23/99               5,135,000                  79,593
   Internet Appliance Network (Series B)                           1/21/00               6,324,967                      --
   Juniper Financial (Series B)                                    8/30/00               2,843,697               1,251,574
   Kestrel Solutions (Series D)                                    1/25/00               3,952,809                      --
   Knowledge Mechanics Group (Series B)                           11/24/99               1,777,501                   9,293
   LifeMasters Supported SelfCare (Series E)                       1/31/00               4,082,544               3,832,488
   Lineo (Series B)                                                3/20/00                 805,241                 229,334
   Lineo (Series C)                                                4/28/00               2,002,228                 313,333
   Lineo (Series F)*                                                8/7/01                  75,296                  29,742
   MaMaMedia (Series D)                                             8/6/99               3,365,302                   7,168
   MarketFirst Software (Series D)                                 9/10/99               1,636,356                      --
   MarketFirst Software (Series E)*                                 9/1/00                 572,213                  67,235
   Metro-OptiX (Series B)                                          6/23/00                 797,574                 438,912
   Metro-OptiX (Series C)                                          9/28/01                  24,150                  24,150
   Moai Technologies (Series D)                                    1/25/00               6,320,002                  42,804
   NeoPlanet (Series B)                                            2/18/00               6,319,998               1,357,668
   Network Specialists (Series A)                                  4/14/00               1,760,003                 312,221
   NeuVis (Series D)                                          10/6/99 & 1/24/00          4,890,130               1,099,423

NOTES TO FINANCIAL STATEMENTS

INVESTMENTS                                                    ACQUISITION DATE            COST               VALUE
-----------                                                    ----------------            ----               -----
Convertible Preferred Stocks: (CONTINUED)
   NeuVis (Series E)                                                7/9/01             $ 1,098,321        $  1,098,316
   Nitorum (Series B)                                              1/28/00               1,583,725                  --
   OurHouse (Series D)                                             2/11/00               7,899,996           1,263,999
   The Petroleum Place (Series C)                                   3/7/00               4,050,016           2,438,778
   ProAct Technologies (Series C)                                  3/23/00               6,403,998           1,325,088
   Qpass (Series E)                                                 5/2/00               1,853,934             296,976
   Qpass (Series F)                                           5/2/00 to 5/11/01            306,066              97,298
   QuinStreet (Series B)                                           5/25/00                 490,001             136,204
   RC Networks (Series C)                                         12/10/99                 790,001                  --
   RealNames (Series C)                                             8/5/99                 588,002              58,800
   RealNames (Series E)*                                          10/17/00               4,204,531             378,000
   Sensable Technologies (Series C)                                 4/5/00               1,625,001           1,120,859
   Silicon Wave (Series C)                                         12/6/99               5,138,310           1,232,400
   Silicon Wave (Series D)                                         8/18/00               2,105,364             179,818
   Techies.com (Series C)*                                         1/27/00               6,320,139                  --
   UGO Networks (Series II)                                        1/30/01                 575,174             435,243
   Vcommerce (Series B)                                            11/2/99               3,166,436             706,334
   Vcommerce (Series C)                                             8/4/00                 631,896             101,700
   Vividence (Series D)                                            9/12/00               1,250,428             192,073
   V-Span (Series B)                                                6/7/00                 524,981             357,507
   WaveSplitter Technologies (Series F)                            9/22/00                 625,811              11,251
   w-Technologies (Series A)                                       7/20/00                 880,454                  --
                                                                                      ------------        ------------
                                                                                       226,123,973          98,578,366
                                                                                      ------------        ------------
Common Stocks:
   Capstone Turbine                                                2/24/00               1,338,667           1,085,324
   Corvis                                                         12/16/99               1,579,999             759,294
   Docent                                                     4/5/00 to 8/30/00          3,601,997           1,513,605
   e-centives                                                      2/18/00               3,690,310             155,064
   J.D. Edwards                                                     3/6/00               3,086,904           3,929,111
   etang.com                                                      12/31/01                      --                  --
   iBEAM Broadcasting                                               3/9/00                 121,502                  75
   Knowledge Mechanics Group                                      11/24/99               1,777,501               9,294
   Shopfast                                                  12/20/99 to 1/19/01         3,232,513           1,162,004
   UGO Networks                                                    11/12/99              3,162,334               3,548
                                                                                      ------------        ------------
                                                                                        21,591,727           8,617,319
                                                                                      ------------        ------------
Limited Partnerships:
   Asia Internet Capital Ventures                                  8/15/00                 336,742             285,835
   Compass Venture Partners                                  11/22/99 to 4/18/01           413,087             367,869
   Edison Venture Fund IV                                    10/18/99 to 7/6/01          2,013,463           2,035,792
   InnoCal II                                                6/9/00 to 11/20/01            847,919             704,124
   Walden VC II                                              5/17/00 to 11/5/01          1,856,061             851,625
                                                                                      ------------        ------------
                                                                                         5,467,272           4,245,245
                                                                                      ------------        ------------
Convertible Promissory Notes:
   Geographic Network Affiliates
     International 9%, due 5/5/2002*                               12/5/01                 252,800             406,250
   Techies.com 9%, payable on demand*                               6/7/00                 771,976             771,976
   Techies.com 9%, due 2/20/2006                                   2/22/01                 425,568             421,333
   Techies.com 9%, due 2/20/2008                                   2/22/01                 210,666             210,666
   Go Solo Technologies 8%, due 6/15/2001**                       12/15/00                  29,647                  --
   Go Solo Technologies 8%, due 6/19/2001**                        3/19/01                 117,500                  --
   Go Solo Technologies 8%, due 6/22/2001**                       12/22/00                 252,000                  --
   Go Solo Technologies 8%, due 7/22/2001**                        1/24/01                 140,000                  --
   Go Solo Technologies 8%, due 8/10/2001***                       5/24/01                  57,500              57,500
                                                                                        ----------        ------------
                                                                                         2,257,657           1,867,725
                                                                                      ------------        ------------
Total                                                                                 $255,440,629        $113,308,655
                                                                                      ============        ============

-----------------
  * Warrants attached.
 ** Security in default.
*** Secured debt.

NOTES TO FINANCIAL STATEMENTS


7. AFFILIATED ISSUERS -- As defined under the Investment Company Act of 1940, as amended, affiliated issuers are those issuers in which the Fund's holdings represent 5% or more of the outstanding voting securities of the issuer. A summary of the Fund's transactions in the securities of affiliated issuers during the year ended December 31, 2001, is as follows:

                                                              GROSS          GROSS                     DIVIDEND
                                                            PURCHASES        SALES                      INCOME/
                                           BEGINNING           AND           AND          ENDING       REALIZED       ENDING
AFFILIATE                                SHARES/UNITS       ADDITIONS     REDUCTIONS      SHARES      GAIN (LOSS)      VALUE
--------                                 ------------       ---------     ----------     --------      ---------    -----------
Access Data                               3,190,909 shs.           --         --         3,190,909  $     --        $ 4,275,818
Bernard Technologies                      1,436,364                --         --         1,436,364        --          3,950,001
EoExchange                                2,271,028                --         --         2,271,028        --                 --
Firetalk Communications                   2,953,271                --      2,953,271            --    (6,325,498)            --
Geographic Network Affiliates                 6,320 uts.           --         --         63,200(2)        --          1,015,624
Index Stock Imagery                         648,000 shs.           --         --           648,000        --                 --
Interactive Video Technologies            2,334,091                --         --         2,334,091        --             79,593
Internet Appliance Network                2,558,704                --         --         2,558,704        --                 --
Knowledge Mechanics Group
   (common stock)                                --         1,206,931(1)      --         1,206,931        --              9,294
Knowledge Mechanics Group
   (Series B Conv. Preferred Stock)              --           241,387(1)      --           241,387        --              9,293
NeuVis                                    2,669,813        55,068,263         --        57,738,076        --          2,197,739
PointOne Telecommunications               1,166,015                --      1,166,015            --    (6,560,462)            --
                                                                                                    ------------     ----------
Total                                                                                               $(12,885,960)   $11,537,362
                                                                                                    ============    ===========

--------------
(1)  Received in exchange of 769,481 shares of YOUpowered.
(2)  Each unit converted to ten shares of preferred stock.

FINANCIAL HIGHLIGHTS


   The table below is intended to help you understand the Fund's financial performance from its inception. Certain information reflects financial results for a single share that was held throughout the periods shown. Per share amounts are calculated using average shares outstanding. "Total return" shows the rate that you would have earned (or lost) on an investment in the Fund, assuming you reinvested your capital gain distributions. Total returns do not reflect any taxes or sales charges and are not annualized for periods less than one year.

                                                             YEAR ENDED DECEMBER 31,        7/27/99*
                                                            -------------------------         TO
                                                               2001           2000          12/31/99
                                                            ----------      ---------       ---------

PER SHARE DATA:
NET ASSET VALUE, BEGINNING OF PERIOD .....................    $25.23         $37.34         $24.25
                                                              ------         ------         ------

INCOME FROM INVESTMENT OPERATIONS:
Net investment loss ......................................     (0.44)         (0.97)         (0.13)
Net realized and unrealized gain (loss) on investments ...    (12.41)         (5.10)         14.70
                                                              ------         ------         ------
INCREASE (DECREASE) FROM INVESTMENT OPERATIONS ...........    (12.85)         (6.07)         14.57

Distributions from net realized capital gains ............     (0.27)         (6.04)         (1.43)
Offering costs ...........................................         --            --          (0.05)
                                                              ------         ------         ------
NET INCREASE (DECREASE) IN NET ASSET VALUE ................   (13.12)        (12.11)         13.09
                                                              ------         ------         ------
NET ASSET VALUE, END OF PERIOD ............................   $12.11         $25.23         $37.34
                                                              ======         ======         ======
TOTAL RETURN:                                                 (50.85)%       (20.96)%        60.65%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s omitted) .................. $269,630       $662,168       $905,287
Ratio of expenses to average net assets ...................    2.79%          2.67%          2.78%+
Ratio of net investment loss to average net assets ........  (2.56)%        (2.49)%        (1.06)%+
Portfolio turnover rate ...................................  125.60%        122.67%        112.41%

---------------
* Commencement of operations.
+ Annualized.
See Notes to Financial Statements.

REPORT OF INDEPENDENT AUDITORS


THE BOARD OF DIRECTORS AND STOCKHOLDERS,

SELIGMAN NEW TECHNOLOGIES FUND, INC.


We have audited the accompanying statement of assets and liabilities of Seligman New Technologies Fund, Inc., including the portfolio of investments, as of December 31, 2001, the related statements of operations and of cash flows for the year then ended, and of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included inspection or confirmation of securities owned as of December 31, 2001 by correspondence with the Fund's custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Seligman New Technologies Fund, Inc. as of December 31, 2001, the results of its operations and cash flows for the year then ended, the changes in its net assets, and the financial highlights for the respective stated periods, in conformity with accounting principles generally accepted in the United States of America.



DELOITTE & TOUCHE LLP

New York, New York
February 8, 2002

FEDERAL TAX STATUS OF 2001
GAIN DISTRIBUTIONS FOR TAXABLE ACCOUNTS


A capital gain distribution of $0.268 per share, consisting of $0.227 from net long-term gain and $0.041 from net short-term gain, realized from November 1, 2000 through December 31, 2000, was paid to stockholders on October 19, 2001.

The long-term capital gain distribution is designated a "capital gain dividend" for federal income tax purposes and is taxable to stockholders in 2001 as a long-term gain from the sale of capital assets, no matter how long shares have been owned, or whether the distribution was received in shares or in cash. However, if shares on which a capital gain distribution was received are subsequently sold, and such shares have been held for six months or less, any loss on the sale would be treated as long-term to the extent that it offsets the long-term gain distribution. Net short-term gains are taxable as ordinary income whether paid to you in cash or shares. If the distribution was reinvested in shares, the per share cost basis for federal income tax purposes is $11.15.

A 2001 year-end statement of account activity and a 2001 tax package, which may include a Form 1099-DIV, a Form 1099-B, and/or a Cost Basis Statement, have been mailed to each stockholder. Form 1099-DIV shows the distributions paid to the stockholder during the year. Form 1099-B shows the proceeds of any redemptions paid to the stockholder during the year. Cost Basis Statements report all sales or exchanges from a shareholder's account which may have resulted in a capital gain or loss in 2001. The information shown on Forms 1099-DIV and 1099-B is reported to the Internal Revenue Service as required by federal regulations.



FOR MORE INFORMATION


MANAGER
J. & W. Seligman & Co. Incorporated
100 Park Avenue
New York, NY 10017

GENERAL COUNSEL
Sullivan & Cromwell

SHAREHOLDER SERVICE AGENT
Seligman Data Corp.
100 Park Avenue
New York, NY 10017

INDEPENDENT AUDITORS
Deloitte & Touche LLP


IMPORTANT TELEPHONE NUMBERS
(800) 221-2450      Shareholder Services
(800) 445-1777      Retirement Plan
                    Services
(212) 682-7600      Outside the
                    United States
(800) 622-4597      24-Hour Automated
                    Telephone Access
                    Service

DIRECTORS AND OFFICERS OF THE FUND
INFORMATION PERTAINING TO THE DIRECTORS AND OFFICERS OF SELIGMAN NEW TECHNOLOGIES FUND IS SET FORTH BELOW.

INDEPENDENT DIRECTORS

                                                                                                                     OTHER
                                                                                                                     DIRECTORSHIPS
                                                                                                                     HELD BY
                                                                                                   NUMBER OF         DIRECTOR NOT
                                                                                                   PORTFOLIOS        DISCLOSED
NAME, (AGE),             TERM OF OFFICE                                                            IN FUND COMPLEX   UNDER
POSITION(S)              AND LENGTH OF        PRINCIPAL OCCUPATION(S) DURING                       OVERSEEN          PRINCIPAL
HELD WITH FUND(0)        TIME SERVED(#)       PAST FIVE YEARS AND OTHER INFORMATION                BY DIRECTOR       OCCUPATIONS
----------------------------------------------------------------------------------------------------------------------------------
John R.                  1999 to Date         Dean Emeritus, Fletcher School of Law                 61               None
Galvin (72)2,4                                and Diplomacy at Tufts University;
Director                                      Director or Trustee, the Seligman Group
                                              of investment companies+; Chairman
                                              Emeritus, American Council on Germany;
                                              Governor of the Center for Creative
                                              Leadership; Director, Raytheon Co.,
                                              defense and commercial electronics;
                                              National Defense University; and the
                                              Institute for Defense Analyses.
                                              Formerly, Director, USLIFE Corporation,
                                              life insurance; Ambassador, U.S. State
                                              Department for negotiations in Bosnia;
                                              Distinguished Policy Analyst at Ohio
                                              State University and Olin Distinguished
                                              Professor of National Security Studies
                                              at the United States Military Academy.
                                              From June 1987 to June 1992, he was the
                                              Supreme Allied Commander, Europe and the
                                              Commander-in-Chief, United States
                                              European Command.
----------------------------------------------------------------------------------------------------------------------------------
Alice S.                 1999 to Date         President Emeritus, Sarah Lawrence                    61               None
Ilchman (66)3,4                               College; Director or Trustee, the
Director                                      Seligman Group of investment companies+;
                                              Trustee, the Committee for Economic
                                              Development; Chairman, The Rockefeller
                                              Foundation, charitable foundation; and
                                              Director, Public Broadcasting Service
                                              (PBS). Formerly, Trustee, The Markle
                                              Foundation, philanthropic organization;
                                              and Director, New York Telephone
                                              Company; and International Research and
                                              Exchange Board, intellectual exchanges.
----------------------------------------------------------------------------------------------------------------------------------
Frank A. McPherson       1999 to Date         Retired Chairman of the Board and Chief               61               None
(68)3,4                                       Executive Officer of Kerr-McGee
Director                                      Corporation, diversified energy company;
                                              Director or Trustee, the Seligman Group
                                              of investment companies+; Director,
                                              Kimberly-Clark Corporation, consumer
                                              products; Conoco Inc., oil exploration
                                              and production; Bank of Oklahoma Holding
                                              Company; Baptist Medical Center;
                                              Oklahoma Chapter of the Nature
                                              Conservancy; Oklahoma Medical Research
                                              Foundation; National Boys and Girls
                                              Clubs of America; and Oklahoma
                                              Foundation for Excellence in Education.
                                              Formerly, Chairman, Oklahoma City Public
                                              Schools Foundation; and Director,
                                              Federal Reserve System's Kansas City
                                              Reserve Bank, the Oklahoma City Chamber
                                              of Commerce, and Member of the Business
                                              Roundtable.
----------------------------------------------------------------------------------------------------------------------------------
John E.                  1999 to Date         Retired Chairman and Senior Partner,                  61               None
Merow (72)2,4                                 Sullivan & Cromwell, law firm; Director
Director                                      or Trustee, the Seligman Group of
                                              investment companies+; Director,
                                              Commonwealth Industries, Inc.,
                                              manufacturers of aluminum sheet
                                              products; the Foreign Policy
                                              Association; Municipal Art Society of
                                              New York; the U.S. Council for
                                              International Business; and Vice
                                              Chairman, New York-Presbyterian
                                              Healthcare System, Inc.; Life Trustee,
                                              New York-Presbyterian Hospital; and
                                              Member of the American Law Institute and
                                              Council on Foreign Relations.
----------------------------------------------------------------------------------------------------------------------------------
Betsy S.                 1999 to Date         Attorney; Director or Trustee, the                    61               None
Michel (59)2,4                                Seligman Group of investment companies+;
Director                                      Trustee, The Geraldine R. Dodge
                                              Foundation, charitable foundation; and
                                              World Learning, Inc. Formerly, Chairman
                                              of the Board of Trustees of St. George's
                                              School (Newport, RI); and Director, the
                                              National Association of Independent
                                              Schools (Washington, DC).
----------------------------------------------------------------------------------------------------------------------------------

---------------
See footnotes on page 24.

DIRECTORS AND OFFICERS OF THE FUND
INFORMATION PERTAINING TO THE DIRECTORS AND OFFICERS OF SELIGMAN NEW TECHNOLOGIES FUND IS SET FORTH BELOW.

INDEPENDENT DIRECTORS (CONTINUED)


                                                                                                                     OTHER
                                                                                                                     DIRECTORSHIPS
                                                                                                                     HELD BY
                                                                                                   NUMBER OF         DIRECTOR NOT
                                                                                                   PORTFOLIOS        DISCLOSED
NAME, (AGE),             TERM OF OFFICE                                                            IN FUND COMPLEX   UNDER
POSITION(S)              AND LENGTH OF        PRINCIPAL OCCUPATION(S) DURING                       OVERSEEN          PRINCIPAL
HELD WITH FUND(0)        TIME SERVED(#)       PAST FIVE YEARS AND OTHER INFORMATION                BY DIRECTOR       OCCUPATIONS
----------------------------------------------------------------------------------------------------------------------------------

James C.                 1999 to Date        Retired Partner, Pitney, Hardin, Kipp &                61               None
Pitney (75)3,4                               Szuch, law firm; Director or Trustee,
Director                                     the Seligman Group of investment
                                             companies+. Formerly, Director, Public
                                             Service Enterprise Group, public
                                             utility.
----------------------------------------------------------------------------------------------------------------------------------
Leroy C.                 2000 to Date        Chairman and Chief Executive Officer, Q                61               None
Richie (60)2,4                               Standards Worldwide, Inc., library of
Director                                     technical standards; Director or
                                             Trustee, the Seligman Group of
                                             investment companies (except Seligman
                                             Cash Management Fund, Inc.)+; Director,
                                             Kerr-McGee Corporation, diversified
                                             energy company; and Infinity, Inc., oil
                                             and gas services and exploration;
                                             Chairman, Highland Park Michigan
                                             Economic Development Corp; Trustee, New
                                             York University Law Center Foundation
                                             and Vice Chairman, Detroit Medical
                                             Center. Formerly, Chairman and Chief
                                             Executive Officer, Capital Coating
                                             Technologies, Inc., applied coating
                                             technologies; Vice President and General
                                             Counsel, Automotive Legal Affairs,
                                             Chrysler Corporation.
----------------------------------------------------------------------------------------------------------------------------------
James Q.                                     Director or Trustee, the Seligman Group                61               None
Riordan (74)3,4                              of investment companies+; Director or
Director                                     Trustee, The Houston Exploration
                                             Company, oil exploration; The Brooklyn
                                             Museum, KeySpan Corporation, diversified
                                             energy and electric company; and the
                                             Committee for Economic Development.
                                             Formerly, Co-Chairman of the Policy
                                             Council of the Tax Foundation; Director,
                                             Tesoro Petroleum Companies, Inc. and Dow
                                             Jones & Company, Inc., a business and
                                             financial news company; Director and
                                             President, Bekaert Corporation,
                                             high-grade steel cord, wire and fencing
                                             products company; Vice Chairman, Exxon
                                             Mobil Corporation, petroleum and
                                             petrochemicals company; and Director,
                                             Public Broadcasting Service (PBS).
----------------------------------------------------------------------------------------------------------------------------------
Robert L.                1999 to Date        Retired Vice President, Pfizer Inc.,                   61               None
Shafer (69)3,4                               pharmaceuticals; Director or Trustee,
Director                                     the Seligman Group of investment
                                             companies+. Formerly, Director, USLIFE
                                             Corporation, life insurance.
----------------------------------------------------------------------------------------------------------------------------------
James N.                 1999 to Date        Retired Executive Vice President and                   61               None
Whitson (66)2,4                              Chief Operating Officer, Sammons
Director                                     Enterprises, Inc., a diversified holding
                                             company; Director or Trustee, the
                                             Seligman Group of investment companies+;
                                             Director, C-SPAN, cable television, and
                                             CommScope, Inc., manufacturer of coaxial
                                             cables.
----------------------------------------------------------------------------------------------------------------------------------

-------------------
See footnotes on page 24.

DIRECTORS AND OFFICERS OF THE FUND
INFORMATION PERTAINING TO THE DIRECTORS AND OFFICERS OF SELIGMAN NEW TECHNOLOGIES FUND IS SET FORTH BELOW.


INTERESTED DIRECTORS AND PRINCIPAL OFFICERS

                                                                                                                     OTHER
                                                                                                                     DIRECTORSHIPS
                                                                                                                     HELD BY
                                                                                                   NUMBER OF         DIRECTOR NOT
                                                                                                   PORTFOLIOS        DISCLOSED
NAME, (AGE),             TERM OF OFFICE                                                            IN FUND COMPLEX   UNDER
POSITION(S)              AND LENGTH OF        PRINCIPAL OCCUPATION(S) DURING                       OVERSEEN          PRINCIPAL
HELD WITH FUND(0)        TIME SERVED(#)       PAST FIVE YEARS AND OTHER INFORMATION                BY DIRECTOR       OCCUPATIONS
----------------------------------------------------------------------------------------------------------------------------------

William C.               1999 to Date          Chairman, J. & W. Seligman & Co.                     61               None
Morris (63)*1                                  Incorporated, Chairman and Chief
Director,                                      Executive Officer of the Seligman Group
Chairman of                                    of investment companies+; Chairman,
the Board and                                  Seligman Advisors, Inc., Seligman
Chief Executive                                Services, Inc., and Carbo Ceramics Inc.,
Officer                                        ceramic proppants for oil and gas
                                               industry; and Director, Seligman Data
                                               Corp., Kerr-McGee Corporation,
                                               diversified energy company. Formerly,
                                               Director, Daniel Industries Inc.,
                                               manufacturer of oil and gas metering
                                               equipment.
----------------------------------------------------------------------------------------------------------------------------------
Brian T.                  1999 to Date         Director and President, J. & W. Seligman             61               None
Zino (49)*1                                    & Co. Incorporated; President of
Director and President                         twenty-one investment companies in the
                                               Seligman Group of investment companies
                                               and Director or Trustee of the Seligman
                                               Group of investment companies+, Seligman
                                               Advisors, Inc., and Seligman Services,
                                               Inc.; Chairman, Seligman Data Corp.;
                                               Member of the Board of Governors of the
                                               Investment Company Institute; and Vice
                                               Chairman, ICI Mutual Insurance Company.
----------------------------------------------------------------------------------------------------------------------------------
Storm                    1999 to Date          Managing Director, J. & W. Seligman &Co.             N/A               N/A
Boswick (32)                                   Incorporated since January 1999;
Vice President                                 Portfolio Manager, Seligman New
and Portfolio Manager                          Technologies Fund and Seligman New
                                               Technologies Fund II. Mr. Boswick joined
                                               J. & W. Seligman &Co. Incorporated in
                                               June 1996 as an Associate, Investment
                                               Research. Formerly, Vice President,
                                               Investment Officer of J. & W. Seligman
                                               &Co. Incorporated from January 1997 to
                                               December 1998; and Financial Analyst,
                                               Investment Research, Goldman, Sachs &Co.
                                               from February 1994 to May 1996.
----------------------------------------------------------------------------------------------------------------------------------
Thomas G.                2000 to Date          Senior Vice President, Finance, J. & W.              N/A               N/A
Rose (44)                                      Seligman & Co. Incorporated, Seligman
Vice President                                 Advisors, Inc., and Seligman Data Corp.;
                                               Vice President, the Seligman Group of
                                               investment companies+, Seligman
                                               Services, Inc. and Seligman
                                               International, Inc. Formerly, Treasurer,
                                               the Seligman Group of investment
                                               companies and Seligman Data Corp.
----------------------------------------------------------------------------------------------------------------------------------
Lawrence P.              VP: 1999 to Date      Senior Vice President and Treasurer,                 N/A               N/A
Vogel (45)               Treas: 2000 to        Investment Companies, J. & W. Seligman &
Vice President           Date                  Co. Incorporated; Vice President and
and Treasurer                                  Treasurer, the Seligman Group of
                                               investment companies+; Treasurer,
                                               Seligman Data Corp. Formerly, Senior
                                               Vice President, Finance, J. & W.
                                               Seligman & Co. Incorporated, Seligman
                                               Advisors, Inc. and Seligman Data Corp.;
                                               Vice President, Seligman Services, Inc.
                                               and Treasurer, Seligman International,
                                               Inc. and Seligman Henderson Co.
----------------------------------------------------------------------------------------------------------------------------------

-----------------
See footnotes on page 24.

DIRECTORS AND OFFICERS OF THE FUND
INFORMATION PERTAINING TO THE DIRECTORS AND OFFICERS OF SELIGMAN NEW TECHNOLOGIES FUND IS SET FORTH BELOW.


Interested Directors and Principal Officers (CONTINUED)

                                                                                                                     OTHER
                                                                                                                     DIRECTORSHIPS
                                                                                                                     HELD BY
                                                                                                   NUMBER OF         DIRECTOR NOT
                                                                                                   PORTFOLIOS        DISCLOSED
NAME, (AGE),             TERM OF OFFICE                                                            IN FUND COMPLEX   UNDER
POSITION(S)              AND LENGTH OF        PRINCIPAL OCCUPATION(S) DURING                       OVERSEEN          PRINCIPAL
HELD WITH FUND(0)        TIME SERVED(#)       PAST FIVE YEARS AND OTHER INFORMATION                BY DIRECTOR       OCCUPATIONS
----------------------------------------------------------------------------------------------------------------------------------

Frank J. Nasta (37)      1999 to Date         General Counsel, Senior Vice President,               N/A              N/A
Secretary                                     Law and Regulation and Corporate
                                              Secretary, J. & W. Seligman & Co.
                                              Incorporated; Secretary, the Seligman
                                              Group of investment companies+, Seligman
                                              Advisors, Inc., Seligman Services, Inc.,
                                              Seligman International, Inc. and
                                              Seligman Data Corp. Formerly, Corporate
                                              Secretary, Seligman Henderson Co.
----------------------------------------------------------------------------------------------------------------------------------


THE FUND'S STATEMENT OF ADDITIONAL INFORMATION (SAI) INCLUDES ADDITIONAL INFORMATION ABOUT FUND DIRECTORS AND IS AVAILABLE, WITHOUT CHARGE, UPON REQUEST. YOU MAY CALL TOLL-FREE (800) 221-2450 IN THE US OR COLLECT (212) 682-7600 OUTSIDE THE US TO REQUEST A COPY OF THE SAI, TO REQUEST OTHER INFORMATION ABOUT THE FUND, OR TO MAKE STOCKHOLDER INQUIRIES.



----------------
0 The address for each of the directors and officers is 100 Park Avenue, New York, NY 10017, 8th Floor.

(#) Each Director serves for an indefinite term, until the election and qualification of his successor or until his earlier death, resignation or removal. Each officer is elected annually by the Board of Directors.

+ The Seligman Group of investment companies consists of twenty-three registered investment companies.

* Mr. Morris and Mr. Zino are considered "interested persons" of the Fund, as defined in the Investment Company Act of 1940, as amended, by virtue of their positions with J. & W. Seligman & Co. Incorporated and its affiliates.

Member: 1 Executive Committee
        2 Audit Committee
        3 Director Nominating Committee
        4 Board Operations Committee

GLOSSARY OF FINANCIAL TERMS


CAPITAL GAIN DISTRIBUTION -- A payment to mutual fund shareholders of profits realized on the sale of securities in a fund's portfolio.

CAPITAL APPRECIATION/DEPRECIATION -- An increase or decrease in the market value of a mutual fund's portfolio securities, which is reflected in the net asset value of the fund's shares. Capital appreciation/depreciation of an individual security is in relation to the original purchase price.

COMPOUNDING -- The change in the value of an investment as shareholders receive earnings on their investment's earnings. For example, if $1,000 is invested at a fixed rate of 7% a year, the initial investment is worth $1,070 after one year. If the return is compounded, second year earnings will not be based on the original $1,000, but on the $1,070, which includes the first year's earnings.

DIVIDEND -- A payment by a mutual fund, usually derived from the fund's net investment income (dividends and interest less expenses).

DIVIDEND YIELD -- A measurement of a fund's dividend as a percentage of the maximum offering price or net asset value.

EXPENSE RATIO -- The cost of doing business for a mutual fund, expressed as a percent of the fund's net assets.

INVESTMENT OBJECTIVE -- The shared investment goal of a fund and its shareholders.

MANAGEMENT FEE -- The amount paid by a mutual fund to its investment advisor(s).

NATIONAL ASSOCIATION OF SECURITIES DEALERS (NASD) -- A self-regulatory body with authority over firms that distribute mutual funds.

NET ASSET VALUE (NAV) PER SHARE -- The market worth of one fund share, obtained by adding a mutual fund's total assets (securities, cash, and any accrued earnings), subtracting liabilities, and dividing the resulting net assets by the number of shares outstanding.

OFFERING PRICE -- The price at which a mutual fund's share can be purchased. The offering price per share is the current net asset value plus any sales charge.

PORTFOLIO TURNOVER -- A measure of the trading activity in a mutual fund's investment portfolio that reflects how often securities are bought and sold.

PROSPECTUS -- The legal document describing a mutual fund to all prospective shareholders. It contains information required by the Securities and Exchange Commission (SEC), such as a fund's investment objective and policies, services, investment restrictions, how shares are bought and sold, fund fees and other charges, and the fund's financial highlights.

SEC YIELD -- SEC Yield refers to the net income earned by a fund during a recent 30-day period. This income is annualized and then divided by the maximum offering price per share on the last day of the 30-day period. The SEC Yield formula reflects semiannual compounding.

SECURITIES AND EXCHANGE COMMISSION -- The primary US federal agency that regulates the registration and distribution of mutual fund shares.

STATEMENT OF ADDITIONAL INFORMATION -- A document that contains more detailed information about an investment company and that supplements the prospectus. It is available at no charge upon request.

TOTAL RETURN -- A measure of a fund's performance encompassing all elements of return. Reflects the change in share price over a given period and assumes all distributions are taken in additional fund shares. The AVERAGE ANNUAL TOTAL RETURN represents the average annual compounded rate of return for the periods presented.

WASH SALE -- A sale of securities in which a taxpayer has acquired substantially identical securities within a period beginning thirty days before and ending thirty days after the date of the sale (a sixty-one day period). A loss resulting from such a sale is not currently deductible for federal income tax purposes, but a gain is taxable.

YIELD ON SECURITIES -- For bonds, the current yield is the coupon rate of interest, divided by the purchase price. For stocks, the yield is measured by dividing dividends paid by the market price of the stock.


-----------------
Adapted from the Investment Company Institute's 2001 MUTUAL FUND FACT BOOK and the AICPA AUDIT AND ACCOUNTING GUIDE: AUDITS OF INVESTMENT COMPANIES dated May 1, 2001.

                             SELIGMAN ADVISORS, INC.
                                 an affiliate of

                                     [LOGO]

                              J. & W. SELIGMAN & CO.
                                  INCORPORATED
                                ESTABLISHED 1864
                       100 PARK AVENUE, NEW YORK, NY 10017

                                www.seligman.com

THIS REPORT IS INTENDED ONLY FOR THE INFORMATION OF STOCKHOLDERS OR THOSE WHO HAVE RECEIVED THE OFFERING PROSPECTUS COVERING SHARES OF COMMON STOCK OF SELIGMAN NEW TECHNOLOGIES FUND, INC., WHICH CONTAINS INFORMATION ABOUT THE SALES CHARGES, MANAGEMENT FEE, AND OTHER COSTS.

CENT2 12/01                           [RECYCLE SYMBOL] Printed on Recycled Paper